MFS(R) HIGH YIELD OPPORTUNITIES FUND

Supplement dated June 1, 2002 as revised June 7, 2002 to the Current Prospectus


This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated June 1, 2002. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.


1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for class B shares of the fund, together with returns of one or more broad measures of market performance, in the Performance Table of the Prospectus. The table is supplemented as follows:

         Average Annual Total Returns (for the periods ended December 31, 2001):

                                       1 Year           Life*
       Returns Before Taxes
       Class I shares                   6.83%            1.91%

------------------
* For the period from the commencement of the fund's investment operations, July 1, 1998, through December 31, 2001.

The fund commenced investment operations on July 1, 1998 with the offering of class A, class B, class C and class I shares.


2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:


     Annual Fund Operating Expenses (expenses that are deducted from fund assets):

           Management Fees.......................................... 0.65%
           Distribution and Service (12b-1) Fees                      None
           Other Expenses........................................... 0.46%
                                                                     -----
           Total Annual Fund Operating Expenses..................... 1.11%
                Fee Waiver and/or Expense Reimbursement(2)..........(0.45)%
                                                                    -------
                Net Expenses(1)..................................... 0.66%
--------------------------
(1) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its
     custodian  and  dividend   disbursing  agent  may  enter  into  other  such
     arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be 0.65%.

(2) MFS has contractually agreed to bear all of the fund's expenses (after taking into account the expense offset arrangement described above) excluding management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, expenses associated with the fund's investing activities and class specific expenses. This contractual fee arrangement will remain in effect until at least June 1, 2003 absent an earlier modification approved by the board of trustees which oversees the fund.

     Example of Expenses. The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The table is supplemented as follows:

                    Share Class          Year 1         Year 3        Year 5      Year 10
                    -----------          ------         ------        ------      -------

                Class I shares            $67            $308          $568        $1,311

3.   DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

     o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates;

     o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds;

     o    any retirement plan, endowment or foundation which:

               has, at the time of purchase of class I shares, aggregate assets of at least $100 million; and

               invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

               MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time, and may make other exceptions in its sole discretion from time to time;

     o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds. MFD may accept purchases that do not meet these dollar qualification requirements if it believes, in its sole discretion, that these requirements will be met within a reasonable period of time. Additional investments may be made in any amount; and

     o    certain  retirement  plans  offered,   administered  or  sponsored  by
          insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.


In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.


4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5.   FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

Financial Highlights - Class I shares

                                                                          Year Ended January 31,
                                                                  2002           2001            2000          January 31, 1999*
                                                                  ----           ----            ----          -----------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $ 8.04      $  8.85            $  8.56    $ 10.00
                                                                   ------      -------            -------    -------
Income from investment operations# -
     Net investment incomess.                                      $ 0.59      $  1.07            $  0.97    $   0.64
     Net realized and unrealized gain (loss) on investments
        and foreign currency                                        (0.67)       (0.77)              0.25        (1.55)
                                                                ----------   ----------          --------    ----------
        Total from investment operations                           $(0.08)     $  0.30            $  1.22    $ (0.91)
                                                                   -------     -------            -------    --------
Less distributions declared to shareholders -
     From net investment income                                    $(0.85)     $ (0.98)           $ (0.93)   $ (0.53)
     From net realized gain on investments and foreign
        currency transactions                                         --         (0.07)                --       --
                                                                                                                --
     In excess of net investment income                             (0.01)       (0.02)                --       --
     In excess of net realized gain on investments and
        foreign currency transactions                                 --         (0.04)                --       --
                                                                   ------        ------                --       --
           Total distributions declared to shareholders            $(0.86)      $(1.11)           $ (0.93)   $ (0.53)
                                                                   -------      -------           --------   --------
Net asset value - end of period                                    $ 7.10       $ 8.04            $  8.85    $  8.56
                                                                   ------       ------            -------    -------
Total return                                                        (0.74)%       3.88%             14.87%   (8.96)%++
Ratios (to average net assets)/Supplemental datass.:
     Expenses##                                                      0.66%        0.67%              0.67%   0.65%+
     Net investment incomess.ss.                                      10.25%       11.75%             10.43%   11.10%+
Portfolio turnover                                                  133%        147%                  158%      127%
Net assets at end of period (000 Omitted)                           $155         $0+++                  $70    $0+++--

--------------------------

ss. The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fee in excess of 0.00% of average daily net assets. To the extent that actual expenses were over this limitation net investment income per share and the ratios would have been:

     Net investment income                                           $ 0.56         $ 1.02      $   0.78            $  0.41
     Ratios (to average net assets):
         Expenses##                                                    1.11%          1.18%         1.65%              4.55%+
         Net investment income                                         9.80%         11.24%         9.45%              7.20%+

-------------------------

ss.ss. As  required,  effective  February  1,  2001,  the fund has  adopted  the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.01%. Per share, ratios, and supplemental data for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
* For the period from the commencement of the fund's investment operations, July 1, 1998, through January 31, 1999.
+    Annualized.
++   Not annualized.
+++ Class I net assets were less than $500. # Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from certain expense offset arrangements.

      The date of this Supplement is June 1, 2002 as revised June 7, 2002.